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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             -----------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)
                                  JUNE 14, 2001


                          HCC INSURANCE HOLDINGS, INC.
               (EXACT NAME OR REGISTRANT SPECIFIED IN ITS CHARTER)

       STATE OR OTHER                          COMMISSION                              IRS EMPLOYER
        JURISDICTION                           FILE NUMBER:                           IDENTIFICATION
      OF INCORPORATION:                                                                   NUMBER:

          DELAWARE                                0-20766                               76-0336636


                             13403 NORTHWEST FREEWAY
                            HOUSTON, TEXAS 77040-6094
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 690-7300


                  ---------------------------------------------



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ITEM 5.  OTHER EVENTS

1. On January 19, 2001, HCC Insurance Holdings, Inc. ("HCC") acquired all of the outstanding shares of Schanen Consulting Corporation and its operating subsidiary, Schanen Consulting Group, LLC, (collectively "Schanen") in exchange for 996,805 shares of HCC's Common Stock. This business combination has been recorded using the pooling-of-interests method of accounting. HCC's historical consolidated financial statements have been restated to include the accounts and operations of Schanen for all periods presented.

2. On June 6, 2001, HCC executed a Second Amendment to Loan Agreement (the "Facility") with a syndicate of financial institutions led by Wells Fargo Bank Texas, National Association ("Wells Fargo"), as administrative agent, lead arranger and lender, First Union National Bank, as syndication agent and lender, Bank of America, N.A., as documentation agent and lender, The Bank of New York, as senior managing agent and lender, Citicorp USA, as lender, and Southwest Bank of Texas, NA, as lender. Subsequent to the public offering of its Common Stock in March, 2001, HCC reviewed its anticipated capital needs and its ability to access the capital markets. HCC determined that it could afford to reduce its outstanding bank line of credit under the Facility and thereby lower its costs. Accordingly, HCC has reduced the size of the Facility from $300,000,000 to $200,000,000 and lowered the commitment fee from 25 basis points to 15 basis points on the unused portion of the Facility. HCC also changed the members of the syndicate of lenders, their respective commitment levels and revised certain covenants included in the Facility in order to provide increased operating flexibility.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.


              99.1 Restated Consolidated Financial Statements of HCC Insurance Holdings, Inc.

              99.2    Consent of PricewaterhouseCoopers LLP

              99.3 Second Amendment to Loan Agreement dated as of June 6, 2001 among HCC Insurance Holdings, Inc. as borrower, Wells Fargo Bank Texas, National Association, as administrative agent, lead arranger and lender, First Union National Bank, as syndication agent and lender, Bank of America, N.A., as documentation agent and lender, The Bank of New York, as senior managing agent and lender, Citicorp USA, as lender, and Southwest Bank of Texas, N.A., as lender.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 14, 2001                 HCC INSURANCE HOLDINGS, INC.



                                         By:  /s/ Christopher L. Martin
                                            ------------------------------------
                                              Christopher L. Martin
                                              Vice President and General Counsel


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                                  EXHIBIT INDEX


Exhibit No.                            Description
-----------                            -----------

   99.1         Restated Consolidated Financial Statements of HCC Insurance
                Holdings, Inc.

   99.1         Consent of PricewaterhouseCoopers LLP

   99.3 Second Amendment to Loan Agreement dated as of June 6, 2001 among HCC Insurance Holdings, Inc. as borrower, Wells Fargo Bank Texas, National Association, as administrative agent, lead arranger and lender, First Union National Bank, as syndication agent and lender, Bank of America, N.A., as documentation agent and lender, The Bank of New York, as senior managing agent and lender, Citicorp USA, as lender, and Southwest Bank of Texas, N.A., as lender.